Allowance for credit losses	6 Months Ended
Jun. 30, 2023
Credit Loss [Abstract]
Allowance for credit losses	Allowance for credit losses
Movements in the allowance for credit losses during the six months ended June 30, 2023 and 2022 were as follows:

	Six Months Ended June 30,
	2023				2022
	Investment in finance leases	Notes receivable	Loans receivable	Total	Total
Allowance for credit losses at beginning of period	$23,025	$110,938	$3,898	$137,861	$117,547
Current period (decrease) increase in provision for expected credit losses	(11,256)	12,357	(2,081)	(980)	75,771
Write-offs charged against the allowance	—	(36,883)	—	(36,883)	(68,171)
Allowance for credit losses at end of period	$11,769	$86,412	$1,817	$99,998	$125,147
During the six months ended June 30, 2023, we decreased our credit provision by $1.0 million and recognized write-offs charged against the allowance of $36.9 million with respect to one of our lessees. During the six months ended June 30, 2022, we increased our credit provision, classified in Net charges related to Ukraine Conflict by $75.8 million, primarily reflecting the losses due to the Ukraine Conflict and a specific provision with respect to one of our lessees.